UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 30, 2017

DNA TESTING CENTERS, CORP.

(Exact name of registrant as specified in its charter)

Florida	333-199589	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

2378 Parkhaven Blvd., Oakville, ON, L6H 0E7, Canada
(Address of principal executive offices)

(866) 863-5139
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On January 30, 2017, DNA Testing Centers, Corp. (the “Company”) formally informed Malone Bailey LLP of their dismissal as the Company’s independent registered public accounting firm.

(ii)

The reports of Malone Bailey LLP on the Company’s financial statements as of and for the fiscal years ended December 31, 2015 and 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the fiscal years ended December 31, 201 5 and 201 4, and through January 30, 2017, there have been no disagreements with Malone Bailey LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction Malone Bailey LLP would have caused them to make reference thereto in connection with any report issued by them on the financial statements for such years.

(v)

The Company has requested that Malone Bailey LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter provided by Malone Bailey LLP  is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

(1)

On January 30, 2017, the Company engaged Saturna Group Chartered Professional Accountants LLP ("Saturna Group LLP") as its new independent registered public accounting firm.  During the two most recent fiscal years and through January 30, 2017, the Company had not consulted with Saturna Group LLP regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that Saturna Group LLP. concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
16.1	Letter from Malone Bailey LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 3 , 2017

DNA TESTING CENTERS, CORP.

By:	/s/ Barjinder Sohal
Dr. Barjinder Sohal
Chief Executive Officer, President and Director

3